Securities and Exchange Commission
                         Washington, D.C. 20549



                                Form 8-K


                             Current Report



                  Pursuant to Section 13 or 15(d) of
                the Securities and Exchange Commission



    Date of Report (Date of earliest event reported): March 9, 2001.



                            USURF America, Inc.
         (Exact name of registrant as specified in its charter)


         Nevada                     1-15383             72-1346591
(State or other jurisdiction (Commission File No.)  (I.R.S. Employer
     of incorporation)                             Identification No.)


          8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
      (Address of principal executive offices, including zip code)



  Registrant's telephone number, including area code: (225) 922-7744



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                              Form 8-K


                         USURF America, Inc.


Item 5.  Other Events


On March 14, 2001, the Board of Directors of USURF America, Inc., a Nevada corporation (the "Company"), accepted the resignation of Richard N. Gill as a director of the Company. Mr. Gill's resignation was effective March 9, 2001. In his stated reasons for resigning, Mr. Gill expressed his desire to pursue other business interests. Mr. Gill made no reference to any disagreement with the Company on any matter relating to the Company's operations, policies or practices and the Company is not aware of any such disagreements. A copy of Mr. Gill's letter of resignation which was sent to the Company's Board of Directors is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits


  (a)  Exhibits:


       Exhibit No.           Description


          17                 Letter of Resignation of Richard N.
                             Gill, dated March 9, 2001.



                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


   Dated: March 14, 2001.       USURF AMERICA, INC.



                                By: /s/ David M. Loflin
                                     David M. Loflin
                                     President

                            EXHIBIT INDEX


Exhibit No.          Description


   17                Letter of Resignation of Richard N.
                     Gill, dated March 9, 2001.

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EXHIBIT 17
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March 9, 2001



Board of Directors
USURF America, Inc.
8748 Quarters Lake Road
Baton Rouge, Louisiana 70809


Gentlemen:


I hereby resign as a member of the Board of Directors of USURF America, Inc. effective immediately to pursue other business interests.


Thank you for your attention.


Sincerely,


/s/ Richard N. Gill


Richard N. Gill